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[Commercial opens on two fencers dueling in a gymnasium or fieldhouse;
throughout the 30 second spot, the sounds of foils clashing, footsteps and grunts can be heard under the voice over. Fencer #1 speaks:]
My fencing is as spotty as my mutual fund performance.
[Fencer #2 speaks:]
My fund's carving up the competition.
[A typographic slide supers over the fencers and reads:]
CGM CAPITAL DEVELOPMENT FUND
#1 growth fund over 15 years
[In smaller type beneath is the following text:]
*Through 6/30/97, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency, which ranks the 15-year performance of 113 growth funds. Lipper ranks CGM Capital Development Fund #198 of 758 growth funds for 1-year performance, #24 of 280 growth funds for 5-year performance, #5 of 174 growth funds for 10-year performance through 6/30/97.
[Fencers reappear and Fencer #1 speaks:]
I should get in on that.
[Fencer #2 speaks:]
Too late...but you could get in on Ken Heebner's new fund. It's different, a flexibly managed equity fund.
[A slide supers over fencers reading:]
INTRODUCING CGM FOCUS FUND MANAGED BY KEN HEEBNER
[Fencer s reappear and Fencer #1 speaks:]
Nah... past performance is no guarantee of future results.
[Fencer #2 speaks:]
Maybe not, but I've just beaten you for the 12th straight time.
[Voiceover reads:]
Introducing CGM Focus Fund. For more information and a prospectus, call 1-800-CGM-INFO.
[Slide supers which includes black and white graphic of a fencer logo and in large type:]
CGM FOCUS FUND
1-800-CGM-INFO
[In smaller type below, text reads:]
For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available by calling toll-free 1-800-CGM-INFO.

[Commercial ends.]